UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

Date of Report:	September 12, 2003

Date of earliest event reported:	September 12, 2003

Commission File No. 0-20709

D&E COMMUNICATIONS, INC.

(Exact Name of Registrant as specified in its charter)

Pennsylvania	23-2837108

(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

124 East Main Street
P.O. Box 458
Ephrata, PA 17522-0458	17522

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(717) 733-4101

Item 9. Regulation FD Disclosure

     The following information is being filed pursuant to Item 9 and Item 12: On September 12, 2003, D&E Communications, Inc. issued the shareholders report attached hereto as Exhibit 99, and incorporated into this Item 12 by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, D&E Communications, Inc. has caused this Report to be signed on its behalf by the undersigned hereunto fully authorized.

D&E COMMUNICATIONS, INC.

	By:	/s/ Thomas E. Morell

Thomas E. Morell
Senior Vice President,
Chief Financial Officer and Treasurer

Date: September 12, 2003

Exhibit Index

Exhibit 99 – Quarterly Report to shareholders. Second quarter 2003.